UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2005

QUICKSILVER RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale, Suite 300

Fort Worth, Texas 76104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Fourth Amendment to Note Purchase Agreement

On April 13, 2005, Quicksilver Resources Inc. (“Quicksilver”) entered into the Fourth Amendment to Note Purchase Agreement among Beaver Creek Pipeline, L.L.C., Terra Energy Ltd., Mercury Michigan, Inc., GTG Pipeline Corporation, Terra Pipeline Company, Cowtown Pipeline Funding, Inc., Cowtown Pipeline Management, Inc. and Cowtown Pipeline L.P., as guarantors, BNP Paribas, as collateral agent, and Fortis Capital Corp., The Prudential Insurance Company of America and The Royal Bank of Scotland plc, as purchasers. The Fourth Amendment amends the Note Purchase Agreement by amending the definitions of “Senior Indebtedness,” “Permitted Investments” and “Permitted Liens” to increase the amounts or types of such items that Quicksilver is permitted to incur or make.

The foregoing description is qualified in its entirety by reference to the full text of the Fourth Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated 1999 Stock Option and Retention Stock Plan

On April 18, 2005, the Board of Directors of Quicksilver amended the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan (the “1999 Plan”). In general, the amendments provide that shares of restricted stock granted under the 1999 Plan may be evidenced either by book-entry registration or by certificates registered in the participants’ name and for grants of restricted stock units. The foregoing description is qualified in its entirety by reference to the full text of the 1999 Plan, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

On April 18, 2005, the Compensation Committee of the Board of Directors of Quicksilver (the “Compensation Committee”) approved a form of Retention Share Agreement to evidence awards of restricted stock granted under the 1999 Plan. The form of Retention Share Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

On April 18, 2005, the Compensation Committee approved a form of Restricted Stock Unit Agreement to evidence awards of restricted stock units granted under the 1999 Plan. The form of Restricted Stock Unit Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description

10.1	Fourth Amendment to Note Purchase Agreement, dated as of April 12, 2005, among Quicksilver Resources Inc., certain of its subsidiaries listed therein, BNP Paribas, collateral agent, and the purchasers identified therein

10.2	Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan

10.3	Form of Retention Share Agreement pursuant to the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan

10.4	Form of Restricted Stock Unit Agreement pursuant to the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Bill Lamkin
Bill Lamkin
Executive Vice President and Chief Financial Officer

Date: April 19, 2005

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Fourth Amendment to Note Purchase Agreement, dated as of April 12, 2005, among Quicksilver Resources Inc., certain of its subsidiaries listed therein, BNP Paribas, collateral agent, and the purchasers identified therein

10.2	Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan

10.3	Form of Retention Share Agreement pursuant to the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan

10.4	Form of Restricted Stock Unit Agreement pursuant to the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan